UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signature

Exhibit Index
EX-12.1 RATIO OF EARNINGS
EX-23.1 CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1 SELECTED FINANCIAL DATA

Item 8.01 OTHER EVENTS

     Colonial Properties Trust (“Colonial Properties”) is filing this Current Report on Form 8-K to revise our historical financial statements and related financial information included in our Annual Report on Form 10-K filed on March 16, 2005, for discontinued operations that have resulted from dispositions of real estate assets during the period from January 1, 2005 to March 31, 2005 as well as the classification of properties as “held for sale” in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”).

     During the three months ended March 31, 2005, Colonial Properties sold certain properties. Under SEC requirements for transitional disclosure, reclassification as discontinued operations required by SFAS 144 following the sale of properties is required for previously issued annual financial statements for each of the three years shown in Colonial Properties’ last annual report on Form 10-K for the year ended December 31, 2004, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though these financial statements relate to periods prior to the date of the sale. This reclassification has no effect on Colonial Properties’ reported net income available to common shareholders or funds from operations (“FFO”).

     This report on Form 8-K updates the information set forth in items 6, 7, 8 and 15 of Colonial Properties’ Form 10-K for the year ended December 31, 2004, to reflect those properties sold and classified as held-for-sale during 2005 as discontinued operations. No attempt has been made to update information in the Form 10-K for the year ended December 31, 2004, except to the extent expressly provided above. The information contained in Exhibit 99.1 is incorporated by reference into this Report on Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

Exhibit No.	Description

12.1	Ratio of Earnings to Fixed Charges

23.1	Consent of Registered Public Accounting Firm

99.1	Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and
Results of Operations
Financial Statements
Notes to Consolidated Financial Statements

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: May 17, 2005	By:	/s/ John E. Tomlinson
John E. Tomlinson
Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Attached as exhibits in this form are the documents listed below:

Exhibit	Document

12.1	Ratio of Earnings to Fixed Charges

23.1	Consent of Registered Public Accounting Firm

99.1	Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Financial Statements
Notes to Consolidated Financial Statements